UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21575

BRYCE CAPITAL GROWTH FUND

BRYCE CAPITAL VALUE FUND,

EACH A SERIES OF BRYCE CAPITAL FUNDS

 (Exact name of registrant as specified in charter)

2 Thornell Road, Pittsford, NY

14534

(Address of principal executive offices)

(Zip code)

Dennis E. Lohouse, Treasurer, Bryce Capital Funds, 2 Thornell Road, Pittsford, NY 14534

Registrant's telephone number, including area code: 585-381-2990

Date of fiscal year end: 6/30/08

Date of reporting period: 6/30/08

Form N-CSR is to used by management investment companies to file reports with the Commission no later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. – 3507.

Item 1.  Reports to Stockholders.

Bryce Capital Growth Fund

Bryce Capital Value Fund

Annual Report to Shareholders

June 30, 2008

The Views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Funds will continue to hold these securities in the future. Before investing, please carefully read the prospectus, which contains more complete information, including the investment objective, fees, risks and expenses. Contact the Bryce Capital Funds at 1-866-62BRYCE if you have any questions or to obtain a prospectus. The prospectus can also be obtained from our website at www.brycefunds.com

Performance data quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate and Fund shares when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risks, which is the possibility that the market values of securities owned by the Funds will decline and the value of the Funds’ shares may therefore be less than what you paid for them.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Table of Contents

President’s Letter to Shareholders

Bryce Capital Value Fund

Portfolio Commentary

Performance and Returns

Top Ten Holdings

Top Five Sectors

Schedule of Investments.

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets.

Financial Highlights

Bryce Capital Growth Fund

Portfolio Commentary

Performance and Returns

Top Ten Holdings

Top Five Sectors

Schedule of Investments

Financial Statements

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Shareholder Fee Examples

Trustees and Officers

Report of Independent Registered Public Accounting Firm

Dear Valued Shareholder:

June 30, 2008

As a fellow shareholder, I would again like to thank you for your investment in the Bryce Family of Mutual Funds. For those shareholders that have been with us for years, I trust that you are pleased with your market beating returns. For all of the new shareholders, welcome and thank you for your trust and confidence.  We do not take the trust that our shareholders have placed in us lightly and strive to earn that trust every day.

The first half of this year was not a good one for the consumer, investors or the economy.  The stock market as measured by the S&P 500 was down 11.9% on a price return basis for the first six months of the year.  The financial credit crisis that I wrote about at the start of the year came to a head despite the Federal Reserve’s actions.  Home prices continued to deteriorate, default rates continued to rise and the economy showed significant weakness as a result.  Banks, brokerages and insurance companies as well as other financial companies had to take tremendous write-offs for the lost value of securities that had become virtually unmarketable or worthless.  Companies outside of the financial sector found new stringent borrowing requirements that raised their costs or they found their lines of credit pulled from them, as the lenders were no longer in a position to extend credit.  The Federal Government intervened again in an effort to avoid collapses at Freddie Mac and Fannie Mae, which could have put a large number of homeowners on the verge of losing their homes.  As I mentioned at the start of the year, we as a firm felt very uncomfortable with the financial sector as a whole and as a result we had very little financial holdings in the Funds going into the year or at the end of the second quarter.  This same lack of exposure that helped our performance in 2007 again helped us during the last six months as we avoided many of the great pitfalls that this sector continued to experience.

It is important to point out again our strategy in managing the Bryce Funds.  We use a strict bottom-up approach to stock picking.  What this means is that unlike many funds and firms, we do not prognosticate on what we think the economy is going to do in the future and then fill buckets in sectors to meet our predictions. Those that use that approach are referred to as “top-down” investors, using the economy to dictate their selections rather than company specifics. We feel strongly that things are uncertain enough at any given time and that things are fluid enough to make guessing on the future an exercise in futility.  In contrast, what we do is look at companies for certain characteristics of earnings growth, revenue, market share, etc.  We feel that companies that exhibit these characteristics - which we demand - will outperform the broader market going forward. We then do a detailed fundamental analysis of the company before making the decision to add them to either Fund.  When a number of these ideas are being generated in a particular sector, that will lead us to overweight that sector. In contrast, if no companies are meeting our criteria in a sector, we know that this is telling us something and we avoid that sector, which has been the case in the financial sector since the middle of 2007.

Going forward, the Federal Reserve is caught in a “catch 22.”  They would like to keep rates low in an effort to stimulate the economy and keep it moving forward and also to help the financial system by having a readily available and cheap source of cash to lend.  However, the Fed is also seeing significant signs of inflation, especially on the commodity side - think oil. To control inflation the Fed would need to raise rates. It is difficult to impossible for the Fed to accomplish both goals simultaneously.  As a result, here we sit with the consumer sentiment polls at multi-year lows.  The question is can corporate America grow earnings during this economic downturn?

On the positive side, your Funds have received a tremendous amount of national media attention as a result of the performance of both Funds.  The Bryce Capital Growth Fund was one of the top performing growth funds being ahead of the market by about 6% year to date in a market that has been dominated by the value stocks in the cyclical and commodity areas.  The Bryce Capital Value Fund was one of the only funds in the country that had a positive return year to date through the second quarter.  The Value Fund was up 7.6% a total of 19.5% ahead of the S&P 500 and 46.9% ahead of the S&P 500 since inception of the Fund1. These numbers led to The Wall Street Journal2 calling the Fund a “Category King.” The Wall Street Reporter3 interviewed me and named the Fund its’ “Pick of the Week”.  I mention this attention as a source of pride for Bryce and our shareholders because without you the Funds would not exist.  Thank you again for your investment in the Bryce Funds.

Respectfully,

Ed Sheidlower, CMFC

President, Bryce Capital Funds

1 A full presentation of the Funds’ performance is included in this annual report

2 As reported in The Wall Street Journal, July 2, 2008; Against a total of 333 Mid-Cap Core Equity Funds Total Return for the top 10 funds ranked by one-year performance as of June 30; Total Return includes capital appreciation and reinvested distributions

3 Mr. Sheidlower was interviewed and Fund named investment pick of week on June 9, 2008 at www.wallstreetreporter.com

Bryce Capital Value Fund:

The Bryce Capital Value Fund put up very strong numbers versus the benchmark S&P 500 during the first half of 2008.   Through the second quarter the Fund rose 7.6% against a decline of 11.9% for the S&P 500, on a total return basis.  This performance according to Morningstar and Lipper, placed the Bryce Capital Value Fund as the top performing fund in its’ category.  As mentioned in the President’s letter to shareholders, your Fund has received a tremendous amount of national media attention as a result of this performance. In addition, since inception the Fund is up 68.9%, which is 46.9% ahead of the benchmark S&P 500.

The weak performance of the stock market as measured by the S&P 500 was driven by a “credit crisis” in the financial sector as banks, brokerages, insurance companies and other financial services companies took major write-offs due to their holdings of unmarketable or worthless securities.  The Bryce Capital Value Fund was significantly underweight the financial sector coming into 2008 and avoided buying into the short lived rally in the group in the spring only to see the group fall to new lows.  This underweight position made a large contribution to the strong out-performance of the Fund relative to the overall stock market.

Looking at individual stocks that contributed positively during the first half of 2008, the largest positive contributor was Walter Industries up an astounding 206.0% for the six months of the year.  Walter Industries benefited, as did several of our other best performers from the extremely strong demand for coal on the back of crude oil hitting record highs.  Walter is a diversified company, but their largest business is coal mining and distribution and manufacturing furnace and foundry coke for the steel industry.  For this company and others in this industry this was a perfect storm as their earnings exploded upward.  The second largest contributor was Cleveland-Cliffs, up 129.0% for the first half of the year.  Like Walter, Cleveland-Cliffs benefited from the demand for steel overseas as they own iron ore mining operations and produce iron ore pellets that are used in steel mills.  The next largest positive contributor was Comstock Resources, which was added to the Fund in March and was up approximately 122.0% from purchase to the end of the quarter.  Comstock acquires, develops, produces and explores for oil and natural gas properties mainly in the gulf region.  Comstock benefited tremendously from rising oil and natural gas prices.  Another name that was added in March was the next largest positive performer, Fording Canadian Coal up 78.1% from purchase to quarter end. Fording Canadian Coal, as the name suggests runs coal and industrial mining operations and benefited from the same trends outlined above.

On the downside, the largest negative contributor was BE Aerospace, which was down 36.7% from the start of 2008 until when we eliminated the position. BE designs, manufacturers and sells commercial and general aviation aircraft interiors.  The stock was hit on concerns over airline orders being cancelled on slower air traffic and higher commodity costs. The next worst performer in the Fund during the period was Microstrategy, which declined by 28.7% from the start of the year until it was sold.  Microstrategy provides business intelligence software and the stock dropped following a disappointing earnings report as the company said that orders were delayed. We exited the stock rather than waiting around for explanations to work out.  The next two largest decliners were both Russian telecommunications companies, Vimpel Communications and Mobile Telesystems.  Vimpel was down 23.7% and Mobile Telesys was down 27.3% during the period.  Both of these stocks came down hard in a very short period of time. Although both companies trade on the New York Stock Exchange as ADRs, the Russian stock market took a big hit at the start of 2008 on apprehensions associated with a change in political leadership.   With concerns around a less business friendly environment, we exited the stocks for opportunities with more clarity.

As we look toward the second half of 2008, we see a transition and rotation taking place in the markets.  The first half was led by the commodity sectors and we expect that if the market is to make a sustainable move upward we need to see stability in the financial sectors and leadership from areas outside of commodities.  That being said, we will not attempt to predict what will happen, but will rather invest in companies that meet our strict criteria and let that guide us as to where we should be over and under weight in sectors. It is a strategy that has been successful for us by producing strong market out-performance in both strong and weak stock markets.

Thank you for the trust that you have placed in us.

Respectfully,

Ed Sheidlower

Portfolio Manager

Table 1
PERFORMANCE
Annualized for the period ended June 30, 2008
		Bryce Value	Russell	S&P 500
		Fund	1000 Value
Year to date	(not annualized)	7.56%	-13.57%	-11.91%

One Year		8.42%	-18.78%	-13.12%

Three Year		14.65%	3.53%	4.41%

Since Inception	(September 14, 2004)	14.82%	5.88%	5.36%

Cummulative	(not annualized)	68.86%	24.21%	21.88%

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general.  Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Value Fund
Investment Changes

Top Ten Stocks as of June 30, 2008
% of fund's net assets
Comstock Resources	3.0
Fording Canadian Coal	2.5
Walter Industries	2.4
The Mosaic Co.	2.2
Helmerich & Payne Inc. Com	2.2
Cleveland Cliffs Inc Com	2.1
Terra Industries	2.1
CF Industries Holdings	2.1
Ensco Intl Inc Com	2.1
Murphy Oil	2.1
22.8

Top Five Market Sectors as of June 30, 2008
% of fund's net assets
Energy	34.4
Materials	29.2
Industrials	13.7
Information Technology	5.5
Financials	5.0

Asset Allocation (% of Fund's net assets)
As of June 30, 2008

Bryce Capital Value Fund
Investments June 30, 2008
Showing Percentage of Net Assets

COMMON STOCK - 96.2%
	Shares	Value
Industrials - 13.7%
American Ecology Corp.	8,125	239,931
Burlington Northern Santa Fe	2,025	202,277
+Emcor Group	7,800	222,534
Joy Global Inc.	2,825	214,220
Lincoln Elec Hldgs Inc Com	2,775	218,393
Valmont Industries	2,200	229,438
Walter Industries	2,575	280,083
		1,606,876
Consumer Discretionary - 3.5%
Wal-Mart Stores	3,775	212,155
Wolverine WW	7,250	193,358
		405,513
Consumer Staples - 3.6%
Coca-Cola FEMSA S.A.B	3,625	204,414
+Darling Intl	13,100	216,412
		420,826
Energy - 34.5%
Apache Corp.	1,500	208,500
+Cameron Int'l Corp Com	4,100	226,935
Canandian Natural Res.	2,250	225,563
+Comstock Resources	4,150	350,385
Consolidated Energy	2,000	224,740
+Core Laboratories	1,650	234,878
Devon Energy Corp	1,950	234,312
Ensco Intl Inc Com	3,075	248,276
Helix Energy Solutions	5,525	230,061
Helmerich & Payne Inc. Com	3,600	259,272
Hess Corp.	1,575	198,749
Murphy Oil	2,475	242,674
Occidental Petro	2,525	226,897
+Oil States International Inc.	3,700	234,728
+Pride Int'l Inc. Del Com	5,025	237,632
+Superior Energy Services	4,150	228,831
+Transocean Inc	1,450	220,965
		4,033,398
Bryce Capital Value Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value

Financials - 5.0%
AFLAC Inc.	3,250	204,100
Assurant Inc.	3,200	211,072
Dime Community Bankshares	10,500	173,355
		588,527
Health Care - 1.9%
Medtronic	4,400	227,700
		227,700

Materials - 29.3%
A K Steel Holding	3,200	220,800
Anglo American PLC ADS	6,300	223,335
CF Industries Holdings	1,625	248,300
+Century Aluminum	2,875	191,159
Cleveland Cliffs Inc Com	2,100	250,299
Commerical Metals	6,150	231,855
Companhia Siderurgica	4,875	216,499
Fording Canadian Coal	3,000	286,830
+Kirby Corporation	3,250	156,000
Natural Resources Partners	5,625	231,750
Reliance Steel	3,125	240,906
+Terra Industries	5,050	249,218
Terra Nitrogen Co.	1,550	201,252
+The Mosaic Co.	1,800	260,460
Worthington Indust.	10,400	213,197
		3,421,860

Information Technology - 5.5%
Diodes	7,775	214,901
NCR Corp New	8,850	223,020
Western Digital Corp.	5,850	202,000
		639,921

Bryce Capital Value Fund
Investments - continued

MONEY MARKET FUNDS - 3.8%
	Shares	Value

TOTAL COMMON STOCKS		11,344,621

Bank of New York Money Market Fund		441,837

TOTAL MONEY MARKET FUNDS		441,837

NET INVESTMENT ASSETS - 100.0%		11,786,458

+ non income producing security

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of June 30, 2008

		Bryce Capital
		Value Fund
Assets:
	Investments in securities, at fair value	11,344,621
	Cash and cash equivalents	441,837
	Dividends and interest receivable	13,499
	Receivable for securities sold	749,614
	Due from advisor	70,176
	Total Assets	12,619,747

Liabilities:
	Payable for securities purchased	901,573
	Accrued expenses and other liabilities	4,793
	Total Liabilities	906,366

	Net Assets	$ 11,713,381

Net Assets Consist Of:
	Paid in capital	$ 9,539,382
	Accumulated net investment gain (loss)	7,961
	Accumulated net realized Gain from security transactions	61,139
	Net unrealized appreciation of investments	2,104,899

		$ 11,713,381

	Shares Oustanding	741,402

	Net asset value and redemption price per share	$ 15.80

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2007 through June 30, 2008

Bryce Capital
Value Fund
Investment Income:
Dividends	$ 101,872
Interest	2,856
Total investment income	104,728

Expenses:
Advisory fees (Note 2)	87,646
Accounting fees	28,066
Transfer agent fees	20,036
Legal fees	6,100
Audit fees	3,178
Registration fees	7,976
Shareholder reporting expense	313
Custody fees	8,722
Miscellaneous fees & expenses	5,619
Total expenses	167,656

Less:
Advisory fees waived and expenses reimbursed (Note 2)	88,056
Net expenses	(60,322)
Net investment gain (loss)	44,406

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 3):
Net realized gain/(loss) from security transactions	251,133
Net change in unrealized appreciation of investments	594,686
Net realized and unrealized gain on investments	845,819

Net increase in net assets resulting from operations	$ 890,225

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Value Fund

	Year Ended	Year Ended	Year Ended
	June 30, 2008	June 30, 2007	June 30, 2006
From Operations:
Net investment gain/loss	$ 44,406	$ (11,089)	$ (17,462)
Net realized gain/loss from security transactions	251,133	495,953	56,915
Net change in unrealized appreciation
of investments	594,686	692,884	495,400
Net increase in net assets
resulting from operations	890,225	1,177,748	534,853

From Capital Share Transactions:
Shares sold	4,321,440	1,168,779	2,839,759
Shares redeemed	(938,885)	(920,892)	(318,718)
Net increase in net assets from
capital share transactions	3,382,555	247,886	2,521,041

Net increase in net assets	4,272,780	1,425,634	3,055,894

Net Assets:
Beginning of Period	$ 7,440,601	$ 6,014,967	2,959,073
End of Period	$ 11,713,381	$ 7,440,601	$ 6,014,967
(Includes accumulated net investment gain(loss) of:)	7,961	(36,445)	$ (25,356)

Capital Share Transactions:
Shares as of beginning of period	477,131	458,525	264,298
Shares sold	284,186	94,036	218,142
Shares redeemed	(63,673)	(75,430)	(23,915)
Capital gains reinvested	43,758
Shares as of end of period	741,402	477,131	458,525

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005

Net Asset Value, Beginning of Period	$ 15.58	13.12	$ 11.20	$ 10.00
Capital Gain and Income distribution	$ 1.12
Income (Loss) From
Investment Operations:
Net investment gain/loss (1)	$ (0.07)	$ (0.02)	$ (0.05)	$ (0.06)
Net realized and unrealized gain/loss
from investment operations (1)	$ 1.41	$ 2.49	$ 1.97	$ 1.26
Total from investment operations	$ 1.34	$ 2.47	$ 1.92	$ 1.20

Net Asset Value, End of Period	$ 15.77	$ 15.59	$ 13.12	$ 11.20

Total Return (2)	8.4%	18.8%	17.0%	12.0%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 11,713	$ 7,441	$ 6,015	$ 2,959
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	1.67%	2.21%	2.63%	7.20%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.22%	1.25%	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-1.02%	-1.14%	2.02%	-6.23%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.05%	-0.17%	-0.37%	-0.65%

Portfolio Turnover Rate	47.25%	20.31%	40.26%	147.52%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

Bryce Capital Growth Fund:

The Bryce Capital Growth Fund outperformed the benchmark S&P 500 during the first half of 2008 by 6.2%.  A “credit crisis” in the financial sector contributed to an 11.9% drop in the S&P 500 on a total return basis. Since inception, the Growth Fund has outperformed the S&P 500 by 10.4%.  Although the Fund was down on the year and we always strive to generate returns on our shareholders assets, rather than just preserve principal better than the overall market.  This performance is even more gratifying in that the value market sectors have been leading in 2008. Taking into consideration that commodity and cyclical related sectors were the leading performers and the vast majority are unlikely to ever meet our growth characteristics to allow inclusion into the Growth Fund, we are pleased to have out-performed as we did. This Fund was consistently ranked near the top performing funds year to date of all growth funds.

During the year, we saw the largest positive contribution to performance coming from a number of different sectors.  The top performing holding for the Fund during the first half of the year was Potash up 58.8% during that period.  Potash produces and sells potash and nitrogen fertilizers and related products mainly to agricultural customers.  The demand for higher yields from crop land, demand for more corn for ethanol and the tremendous demand overseas for fertilizers as acreage of farmland to feed developing countries has increased, demand has far eclipsed supply pushing prices to all time highs, a true growth story working out.  The two next greatest positive contributors to performance were energy related names.  Nabors Industries, which was purchased in February, was up 56.1% for the rest of the period.  Nabors conducts oil, gas and geothermal land drilling operations. Similarly, Weatherford International, which was up 44.6% for the first six months of the year, provides equipment and services to the oil and gas exploration and production industries. Both companies benefited from record oil prices and the subsequent demand for oil rigs and drilling equipment.  The next largest gainer was Flir Sytems, which is in the technology sector and is a designer and manufacturer of thermal imaging and infrared camera systems. Flir’s main customer is the Federal Government and they signed some large contracts for their products during this period as they are utilized in Iraq, Afghanistan and even for border patrol.  The fifth largest gainer was Clean Harbors, a company getting some attention as a “green” play, since they are an environmental company that provides treatment and disposal of industrial waste. This company was up 25.9% during the period on strong earnings and contract signings.

On the downside, the largest detractor from performance was Google, the well know Internet icon, which was down 34.3%. Google has traditionally beaten expectations by a wide margin, but after putting up a disappointing report the sentiment was that the growth of this company was slowing dramatically and the stock was punished as a result. We exited the stock on this slowdown.  The second largest negative contributor to performance was NVDIA Corporation, which designs, develops and markets graphic processing computer chips.  This stock was down 34.1% during this period on a disappointing earnings report as well as it appeared that they were losing market share to competitors. We exited this position as well on this lack of clarity going forward.  Optionsxpress Holdings was down 30.0% from the start of the year to when we sold it during the first quarter.  This company is an online brokerage firm mainly used by professional investors and traders. This was a case of being broad-brushed with their industry, but with the stock market being weak and the financial sector out of favor to say the least, the stock was punished as the expectation of lower earnings on lower margin interest and trades weighted over the stock.  The weakening economy and the impact of higher gas prices on the economy hurt the next two stocks that detracted from performance.  Gamestop, a video game and PC entertainment system retailer was down 26.9% during the first six months of 2008. Amazon.com, the online retailer was down 24.2% during this period. Both stocks were down for the same reason as sales were slower than previous periods and the market perception was that sales would continue to suffer in the current economic environment.

As we enter the second half of 2008, we are very comfortable with our positioning. We continue to concentrate on companies that are growing substantially faster than the broader market, but are at attractive valuations for that growth.  We think that going forward investors will reward those companies that are able to generate consistent earnings and revenue growth. These are the types of companies that we hold in your Fund.

As always, thank you for the trust that you have placed in us.

Respectfully,

Ed Sheidlower

Portfolio Manager

Table 1
PERFORMANCE
Annualized for the period ended June 30, 2008
		Bryce Growth	Russell	S&P 500
		Fund	1000 Growth
Year to date	(not annualized)	-5.71%	-8.72%	-11.91%

One Year		7.16%	-5.61%	-13.12%

Three Year		7.30%	6.04%	4.41%

Since Inception	(September 14, 2004)	7.66%	6.20%	5.36%

Cummulative	(not annualized)	32.30%	25.61%	21.88%

*The S&P 500 Index (SPX) is an unmanaged market capitalization-weighted index of common stocks generally considered to be representative of the stock market in general. Each stock's weight in the index is proportionate to its market value. You cannot invest directly in an index.

The performance data shown is historical. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The principal value and investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. You can obtain performance information current to the most recent month end by calling 1-866-62BRYCE.

Bryce Capital Growth Fund
Investment Changes

Top Ten Stocks as of June 30, 2008
% of fund's net assets
Apple Inc Com	4.1
Weatherford International	3.9
Potash Corp.	3.7
Nabors Industries Ltd. Com	3.7
Urban Outfitters	3.7
Buckle Inc	3.6
Deckers Outdoor Corp.	3.6
Clean Harbors Inc.	3.5
FLIR Systems	3.5
Illumina Inc.	3.4
36.7%

Top Five Market Sectors as of June 30, 2008
% of fund's net assets
Information Technology	28.5
Consumer Discretionary	19.4
Energy	13.9
Industrials	13.2
Health Care	6.7
81.7
Asset Allocation (% of Fund's net assets)
As of June 30, 2008

Bryce Capital Growth Fund
Investments June 30, 2008
Showing Percentage of Net Assets

COMMON STOCK - 98.9%
	Shares	Value
Industrials - 13.2%
Aegean Marine Petroleum Network Inc.	4,850	197,347
Ametek Inc.	4,100	193,602
+Clean Harbors Inc.	3,025	214,957
+Jacobs Engineering Group Inc.	2,600	209,819
		815,725
Consumer Discretionary - 19.4%
+Aeropostale	5,775	180,931
Buckle Inc	4,850	221,791
+Deckers Outdoor Corp.	1,575	219,240
+Priceline Com Inc.	1,700	196,282
TJX Companies	5,000	157,350
+Urban Outfitters	7,250	226,127
		1,201,721
Consumer Staples - 6.1%
CVS Caremark Corp. Com	4,825	190,925
+Green Mountain Coffee	4,900	184,093
		375,018

Energy - 14.0%
Diamond Offshore	1,400	194,796
+Nabors Industries Ltd. Com	4,600	226,458
+National Oilwell Varco Inc.	2,250	199,620
+Weatherford International	4,900	242,991
		863,865
Financials - 2.7%
+Knight Capital Group Inc.	9,400	169,012
		169,012

Bryce Capital Growth Fund
Investments - continued

COMMON STOCK - continued
	Shares	Value
Health Care - 6.7%
+Gilead Sciences Inc.	3,800	201,210
+Illumina Inc.	2,425	211,242
		412,452
Materials - 6.7%
Monsanto Co.	1,450	183,338
Potash Corp.	1,000	228,570
		411,908

Information Technology - 28.5%
+Adobe Systems Inc.	4,850	191,042
+Akamai Technologies	5,150	179,169
+Apple Inc Com	1,500	251,160
+Cognizant Tech. Solutions	5,750	186,933
+FLIR Systems	5,275	214,007
+Netease.Com Inc.	8,200	178,678
Qualcomm Inc.	4,450	197,447
+Research In Motion	1,550	181,195
Satyam Computer Svcs Ltd ADR Shrs	7,350	180,219
		1,759,850

TOTAL COMMON STOCKS		6,009,551

MONEY MARKET FUNDS - 1.1%

Bank of New York Money Market Fund		66,539

TOTAL MONEY MARKET FUNDS		66,539

NET INVESTMENT ASSETS - 100.0%		6,076,090

+ non income producing security

BRYCE CAPITAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
as of June 30, 2008

		Bryce Capital
		Growth Fund
Assets:
	Investments in securities, at fair value	6,009,551
	Cash and Cash equivalents	66,539
	Receivable for investments sold	381,138
	Due from advisor	113,567
	Total Assets	6,570,795

Liabilities:
	Payable for investments purchased	386,296
	Accrued expenses and other liabilities	4,005
	Total Liabilities	390,301

	Net Assets	$ 6,180,494

Net Assets Consist Of:
	Paid in capital	5,507,059
	Accumulated net investment loss	(100,555)
	Accumulated net realized loss from security transactions	(226,825)
	Net unrealized appreciation of investments	1,000,815

		$ 6,180,494

	Shares Oustanding	473,926

	Net asset value and redemption price per share	$ 13.04

BRYCE CAPITAL FUNDS
STATEMENT OF OPERATIONS
For the Period of July 1, 2007 through June 30, 2008

Bryce Capital
Growth Fund
Investment Income:
Dividends	$ 16,774
Interest	1,242
Total investment income	18,016

Expenses:
Advisory fees (Note 2)	47,289
Accounting fees	29,849
Transfer agent fees	14,299
Legal fees	10,292
Audit fees	4,567
Registration fees	13,096
Insurance expense	4,585
Shareholder reporting expense	2,166
Miscellaneous Fees & Expenses	5,944
Custody fees	9,344
Total expenses	141,431

Less:
Advisory fees waived and expenses reimbursed (Note 2)	76,359
Net expenses	(65,072)
Net investment loss	(47,056)

Net Realized and Unrealized Gain/(Loss)
on Investments (Notes 1 and 3):
Net realized gain/(loss) from security transactions	33,197
Net change in unrealized appreciation of investments	276,429
Net realized and unrealized gain on investments	309,626

Net increase in net assets resulting from operations	$ 262,570

BRYCE CAPITAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
Bryce Capital Growth Fund

	Year Ended	Year Ended	Year Ended
	June 30, 2008	June 30, 2007	June 30, 2006
From Operations:
Net investment loss	$ (47,056)	$ (22,915)	$ (20,881)
Net realized gain from security transactions	33,197	87,285	(79,497)
Net change in unrealized appreciation
of investments	276,429	301,549	208,977
Net increase in net assets
resulting from operations	262,570	365,919	108,599

From Capital Share Transactions:
Shares sold	1,997,412	880,647	1,749,442
Shares redeemed	(537,785)	(725,168)	(243,181)
Net increase in net assets from
capital share transactions	1,459,627	155,479	1,506,261

Net increase in net assets	1,722,197	521,398	1,614,860

Net Assets:
Beginning of Period	$ 4,458,297	$ 3,936,899	2,322,039
End of Period	6,180,494	4,458,297	$ 3,936,899
(Includes accumulated net investment loss of:)	(100,556)	(53,500)	$ (30,585)

Capital Share Transactions:
Shares as of beginning of period	359,909	345,578	216,943
Shares sold and reinvested	156,538	68,713	148,816
Shares redeemed	(42,456)	(54,382)	(20,181)
Shares as of end of period	473,991	359,909	345,578

* Beginning date as of September 14, 2004 (commencement of operations).

BRYCE CAPITAL FUNDS
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
Bryce Capital Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2006

Net Asset Value, Beginning of Period	$ 12.39	$ 11.39	$ 10.71	$ 10.00

Income (Loss) From
Investment Operations:
Net investment loss (1)	$ (0.10)	$ (0.06)	$ (0.07)	$ (0.09)
Net realized and unrealized gain (loss)
from investment operations (1)	$ 0.71	$ 1.06	$ 0.75	$ 0.80
Total from investment operations	$ 0.61	$ 1.00	$ 0.68	$ 0.71

Net Asset Value, End of Period	$ 13.04	$ 12.39	$ 11.39	$ 10.71

Total Return (2)	7.2%	8.8%	6.4%	7.1%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$ 6,180	$ 4,458	$3,937	$2,322
Ratio of expenses to average net
assets, before waiver/reimbursement (3)	2.58%	2.95%	3.41%	7.99%
Ratio of net expenses to average net
assets, after waiver/reimbursement (3)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average
net assets, before waiver/reimbursement (3)	-2.26%	-2.54%	-2.92%	-7.53%
Ratio of net investment loss to average
net assets, after waiver/reimbursement (3)	-0.91%	-0.82%	-0.62%	-1.03%

Portfolio Turnover Rate	51.50%	31.04%	41.91%	123.20%

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Advisor not assumed a portion of the expenses, returns would have been lower.
(3) Annualized.

BRYCE CAPITAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2008

Note 1.  Organization

Bryce Capital Funds (the “Trust”) was organized as a Delaware business trust formed on April 1, 2004 and currently offers two series: Bryce Capital Growth Fund and Bryce Capital Value Fund (each, a “Fund” or a “Series”). Each Series is authorized to issue an unlimited number of shares, par value $.001 per share. All shares of each Series have equal rights and privileges.

The Trust is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund commenced investment operations on September 14, 2004.  Each Fund’s business and affairs are managed by its officers under the direction of the Board of Trustees.  Each Fund’s investment objective is to seek long-term growth of capital.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP).  Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  Short-term investments held by a Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - Each Fund records dividends and distributions to shareholders on the ex-dividend date.  Each Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Costs incurred in connection with the Fund’s organization are paid by “the Funds” investment advisor Bryce Capital Management, LLC.

Note 3.  Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) on behalf of each Fund with Bryce Capital Management, LLC. (the “Adviser”). Pursuant to the Agreement, the Adviser manages the investment portfolio of the Funds, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Funds.   For its services, the Adviser receives a fee, paid monthly, calculated at an annual rate of 1.00% of each Fund’s average daily net assets.

The Adviser has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent a Fund’s operating expenses exceed 1.25% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of each Fund’s average daily net assets. The Fund has a recapture agreement with the Adviser allowing for reimbursement of waived fees and/or reimbursed fees subject to the expense limits of the Funds.  For the period ended June 30, 2007, the Adviser waived fees amounting to the following:

Bryce Capital Value Fund	$88,056
Bryce Capital Growth Fund	$76,359

The Trust has entered into a Fund Accounting Service Agreement and a Transfer Agency and Service Agreement (“Agreements”) with Gemini Fund Services, LLC (“GFS”).  Pursuant to the Agreements, GFS serves as Transfer Agent and Dividend Disbursing and Fund Accounting Agent to each Fund.  For these services, each Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”) is the Distributor of the Trust.  The Trust on behalf of each Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of each Fund’s shares and for the printing of all Fund prospectuses used in connection with distribution and sale of each Fund’s shares. Each Fund will pay the Distributor a fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets. During the period ended June 30, 2008, the Plan was not in effect, hence the Funds did not accrue any fees and no payments were made.

Note 4.  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for each Fund for the year ended June 30, 2008 were approximately as follows:

	Capital Value Fund	Capital Growth Fund
Purchases	$17,780,550	$10,974,452
Sales	$14,753,394	$ 9,565,725

At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

	Capital Value Fund	Capital Growth Fund
Gross unrealized appreciation	$2,204,851	$1,097,610
Gross unrealized depreciation	$ (99,952)	$ (96,795)
Net unrealized appreciation	$2,104,899	$1,000,815

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption/exchange fees1; and (2) ongoing costs, including management fees; distribution and service fees (12b-1) fees2; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in our Funds and to compare these costs with the ongoing costs of other mutual funds.

The example is based on an investment on $1,000 made at the beginning of the period and held for the entire period from June 30, 2007 to June 30, 2008.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund.  You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 divided by $1,000 =8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the Funds and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in our Funds to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees.  Therefore the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Bryce Value Fund	Expense Ratio	Beginning Account Value 6/30/07	Ending Account Value[3] 6/30/08	Expenses Paid 6/30/07–06/30/08
Actual	1.25%	$1,000	$1,084.20	$13.55
Hypothetical	1.25%	$1,000	$1,037.50	$12.50

Bryce Growth Fund	Expense Ratio	Beginning Account Value 6/30/07	Ending Account Value[3] 6/30/08	Expenses Paid 6/30/07–06/30/08
Actual	1.25%	$1,000	$1,071.60	$13.40
Hypothetical	1.25%	$1,000	$1,037.50	$12.50

1 Bryce Capital Funds are no-load funds.  There is no front or back end sales charge. Each Fund is required by law to assess a redemption fee equal to 2% of the net amount of the redemption on the redemption of its shares that are held for less than 5 business days.

2 Bryce Capital Funds do not pay any distribution or service (12b-1) fees. On June 28, 2004, the Trust’s Board of Trustees approved, on behalf of each Fund, a Plan of Distribution (the “12b-1 Plan”) that will not be implemented until a later date, to be determined by the Board of Trustees.

3 Return and expenses amortized for full year 6/30/07 to 06/30/08.

TRUSTEES AND OFFICERS

Overall responsibility for conduct of the Trust’s affairs rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated in a separate table below.  The Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.  The Trust’s bylaws contain procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Trustees.

Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Todd Campbell, 39	Trustee	2008	See Below	2
Robert Wayland-Smith, 64	Trustee	2004	See Below	2
Kathleen Wright, 59	Trustee	2006	See Below	2

                                            *

                                    Please see each Board member’s personal description below.

Interested Trustees Name and Age	Position(s) Held with the Company	Trustee Since	Principal Occupation During the Past 5 Years and Trusteeship of Public Companies*	Number of Portfolios in the Fund Complex Overseen by Trustee
Edmond Sheidlower, 42	President	2004	Principal – Bryce Capital	2
Dennis Lohouse, 55	CFO	2004	Principal – Bryce Capital	2

                                            *

                                    Please see each Board member’s personal description below.

Robert Wayland-Smith.   Mr. Wayland-Smith joined Lincoln Rochester Trust Company, a predecessor of JPMorgan Chase & Co., in 1967 as a management trainee in the portfolio and liability management department.  During his 31-year career at the bank he served in a number of senior management positions including municipal dealership, portfolio and liability management, financial and investment services, and personal and institutional trust.  He served as President and CEO of the Rochester Division from 1988 through June 1993.  At the time of his retirement in December 1998, he was the Senior Upstate Trust and Investment Division Executive for the Chase Manhattan Bank.

A native of Oneida, New York, Wayland-Smith graduated from the University of Rochester in 1965 with a Bachelor of Arts degree in Economics.  He has two married daughters who are elementary school teachers.

Active in a number of community and professional organizations, Wayland-Smith currently serves on the Board of Directors of the Greater Rochester Individual Practice Association, the Board of Trustees of Rochester Institute of Technology, the Board of Trustees of the Center for Governmental Research, Inc., Chair of the College Council at SUNY Geneseo, the Board of Trustees of the Oneida Community Mansion House, the Finance and Investor Relations Committee of the Greater Rochester Enterprise, the Prospect Research and Leadership Giving Committees of the United Way and the Development Committee of Hope Hall School.

Todd Campbell. Mr. Campbell has been providing independent equity research to professional money managers for more than a decade.  In 2003, Mr. Campbell founded E.B. Capital Markets, LLC, an independent research firm serving professional money management firms.  Today, some of the largest money management firms in the country trust the proprietary research developed by Mr. Campbell.  As firm President, Mr. Campbell is responsible for all research and client services.  Prior to founding E.B. Capital Markets, LLC, Mr. Campbell was Vice President and Partner of Alpha Equity Research, an independent equity research firm.  Mr. Campbell’s responsibilities at Alpha Equity Research included developing new research products and institutional sales.  Mr. Campbell was also responsible for Alpha’s individual brokerage business, providing investment services to over 100 high net worth families.  In the past decade, Mr. Campbell’s articles have been featured in the Market Technician’s Association trade journal.  Mr. Campbell’s insights have been featured in various print and online financial publications, including Barron’s & SmartMoney.  Mr. Campbell has also appeared on the financial news network, CNN/fn.  Mr. Campbell is a graduate of the University of New Hampshire, where he studied English, Psychology and Business Administration with a focus on economics.  Mr. Campbell is an Associate Member of the Market Technician’s Association and a former series 7 licensed broker.

Kathleen Wright.   Ms. Wright brings over 40 years of financial services experience to the Board of Bryce Capital Funds. Her career started at Basch and Company in their mutual funds division. After moving to Rochester, New York she spent 18 years at The Chase Manhattan Bank as manager of Institutional Trust Services, wherein she managed custody, corporate trust and fiduciary services for institutions and money managers. In 1993 she co-founded Epic Advisors, a nationally recognized TPA and recordkeeping firm, providing 401k and pension plan services to plan sponsors and plan participants.

Epic Advisors was acquired by a regional banking institution in 2005 and Ms. Wright now devotes her entrepreneurial skill and expertise working with not-for-profit organizations in Western New York. She is currently the Chairperson of the Rochester Women’s Foundation.

Edmond D. Sheidlower, CMFC.  Mr. Sheidlower has 17 years of significant investment experience. Prior to co-founding Bryce Capital Management, Mr. Sheidlower spent 11 years in the investment business, the last 9 years at Chase Manhattan Bank. In his most recent position he was a Portfolio Manager in Chase's Personal Trust & Investment Asset Management Group, responsible for the management of over $300 million in client assets.

Prior to joining Chase's Personal Trust & Investment Asset Management Group he was a member of Chase's Institutional Asset Management team, where he served as Equity Research coordinator for the Upstate Regional Bank and was associate portfolio manager of Chase’s equity mutual and collective funds.

A 1988 graduate of Hobart College in Geneva, New York, Mr. Sheidlower holds a Bachelor of Arts degree in Economics and he has earned the Chartered Mutual Fund Counselor (CMFC) designation.

Dennis E. Lohouse, CFA.  A founding partner of Bryce Capital Management, Mr. Lohouse began his career in the investment business as a securities analyst in the Equity Research department of Chase Manhattan Bank in 1986. In 1987 he was appointed Director of Research with responsibility for stock research and trading. In that same year he became co-manager of the Trinity Equity Trust, a $200 million diversified equity fund.

In 1990 he moved to Chase's investment banking group and specialized in valuations of corporations and closely held businesses.  Early in 1992, he was named Manager of Chase's Institutional Investment Group.  In 1994, Mr. Lohouse assumed responsibility for all Upstate Corporate and Institutional businesses and was appointed Chief Investment Officer in January of 1995.  He was also a Managing Director and registered principal of Chase Securities Inc.

He holds an MBA in Finance and Accounting from the William E. Simon School at the University of Rochester, an MS in Economics and a BA in Psychology both from the State University of New York at Buffalo. He has earned the Chartered Financial Analyst (CFA) designation and is a member of the American Society of Appraisers, the Treasury Management Association and the International Association of Financial Planners.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Bryce Capital Value Fund

Pittsford, New York

We have audited the accompanying statement of assets and liabilities of Bryce Capital Value Fund, including the schedule of investments, as of June 30, 2008, and the related statements of operations, changes in net assets, and the financial highlights for the years ended June 30, 2008 and 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bryce Capital Value Fund as of June 30, 2008, and the results of its operations, changes in net assets, and its financial highlights for the years ended June 30, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg & Co., LLP

Rotenberg & Co. LLP

Rochester, New York

  August 28, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Bryce Capital Growth Fund

Pittsford, New York

We have audited the accompanying statement of assets and liabilities of Bryce Capital Growth Fund, including the schedule of investments, as of June 30, 2008, and the related statements of operations, changes in net assets, and the financial highlights for the years ended June 30, 2008 and 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bryce Capital Growth Fund as of June 30, 2008, and the results of its operations, changes in net assets, and its financial highlights for the years ended June 30, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rotenberg & Co., LLP

Rotenberg & Co. LLP

Rochester, New York

  August 28, 2008

Your Notes

Bryce Capital Funds

Northern Lights Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

1-866-62-BRYCE

www.brycefunds.com

Not FDIC Insured – May Lose Value – No Bank Guarantee

For more complete information, including fees, risks and expenses please call the Bryce Capital Funds Group at 1-866-62-BRYCE or go to our website at www.brycefunds.com for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Bryce Capital Growth Fund and Bryce Capital Value Fund. A description of the funds’ voting policies and procedures is available without charge upon request, by calling the Bryce Capital Funds Group toll free number above or by accessing the SEC’s website at http://www.sec.gov.

©2008 Bryce Capital Management, LLC

Item 2. Code of Ethics.   Exibit a(1) Code of Ethics

Item 3. Audit Committee Financial Expert..  The Fund's Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has one Audit Committee member who qualifies as a financial expert serving on its Audit Committee. He is an independent Trustee for purpose of this N-CSR item: Robert Wayland Smith. Under applicable securities laws, a person who is determined to be an Audit Committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an Audit Committee financial expert. The designation or identification of a person as an Audit Committee financial expert does not impose on such person any duties, obligation, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services. 1. (a) Audit Fees -  $5,250 and $5,250 respectively, are the aggregate fees billed to each Fund in each of the last two fiscal years for professional services rendered by the principal accountant to the Fund for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.(b) Audit-Related Fees - $500 and $0 are the aggregate fees billed to each Fund in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the Fund's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.(c) Tax Fees - $1,200 and $1,200 respectively, are the aggregate fees billed to each Fund in each of the last two fiscal years for professional services rendered by the principal accountant to the Fund for tax compliance, tax advice, tax planning and tax return preparation. There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4. (d) All Other Fees - $ 0 and $ 0 respectively, are the aggregate fees billed to each Fund in each of the last two fiscal years for products and services provided by the principal accountant to the Fund, other than the services reported in paragraph (a)-(c) of this Item 4.There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.(e) (1). Fund's Audit Committee meets with the principal accountants and the Funds’ management to review and pre-approve all audit services to be provided by the principal accountants. The Audit Committee shall pre-approve all non-audit services to be provided by the principal accountants to the Fund, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by the Funds’ management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.The Audit Committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the investment adviser or an affiliate of the investment adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the investment adviser and all entities controlling, controlled by or under common control with the investment adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the Fund,  the investment adviser or its affiliates to the Fund's principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the  attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.     (2) 100% of the services provided to the Fund described in paragraphs (b)-(d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (e)(1) of this Item 4. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the investment adviser described in paragraphs (b)-(d) of this Item 4 that were required pre-approved by the Audit Committee.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within

90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably   designed to ensure that the information required in filings on Forms N-CSR is recorded,   processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that

occurred during the registrant’s last fiscal half-year that have materially affected, or are   reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of

Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of

Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bryce Capital Funds

By (Signature and Title)

*/s/ Edmond D. Sheidlower

       Edmond D. Sheidlower, President

Date

08/29/08

By (Signature and Title)

*/s/ Dennis E. Lohouse, CFA

       Dennis E. Lohouse, CFA, Treasurer

Date

08/29/08